UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of Earliest Event Reported): 02-25-2004

ORIGINALLY NEW YORK, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number: ________________

Nevada	91-2107890
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

500 N. Rainbow Blvd., Suite 300 89107

(Address of principal executive offices)

Issuer's telephone number: (702) 407-8222

  ITEM 1.   CHANGES IN CONTROL OF THE REGISTRANT.
  ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
  SIGNATURES

ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

On April 27, 2004, Len Luner entered into a private sales transaction for the sale common stock of the registrant as held by Mr. Luner,. (the "Agreement"),.  This transaction is more fully described in Exhibit 10.1, attached hereto.

Under the terms of the Agreement, Mr. Luner sold 5,000,000 shares of common stock of the Registrant to Shawn Wright, an individual, in accordance with Rule 144.  Mr. Luner shall remain as President and CEO of the Registrant.

Taking into account the consummation of this Agreement the following table reflects the present beneficial ownership of the Company as affected by this transaction.

Name of Beneficial Owner	No. Shares (Common)	Percent of Class
Shawn Wright	5,000,000	86.37%
Total	5,789,286	100%

The address of each beneficial owner is the Company's Corporate Address.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired

Not Applicable

(b)    Pro Forma Financial Information

Not Applicable

(c)  Exhibits

10.1  Share Purchase Agreement Dated April 27, 2004.

SIGNATURES

Pursuant  to  the requirements of the Securities Exchange  Act  of 934,  the  registrant has duly caused this report to be signed  on  its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2004

ORIGINALLY NEW YORK, INC.

(Registrant)

By:  /s/ Len Luner

Len Luner

President and Chief Executive Officer